EXHIBIT "10 (b)"



       EMPLOYMENT CONTRACTS OF CERTAIN EXECUTIVE OFFICERS

                 EXECUTIVE EMPLOYMENT AGREEMENT





      This is an Employment Agreement (hereinafter referred to as this ("Agreement") made effective as of this 27th day of March , 1996 by and between SDNB Financial Corp., a California corporation("Employer") sometimes referred to hereafter as ("Financial") and Murray L. Galinson (hereinafter referred to as "Employee").


                             RECITAL

      This Agreement is made with reference to the following facts:

      A.    Employee is currently employed as President and Chief
Executive Officer of Financial and CEO of Employer's wholly owned subsidiary, San Diego National Bank, a national association
(hereinafter referred to as the "Bank").

     B. Employer believes it to be in its best interest to have Employee continue his/her employment with the Bank in such capacities and in order to induce Employee to accept such continued employment as President and Chief Executive Officer, Employer is willing to enter into this Agreement.


                           AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, Employer and Employee covenant and agree as follows:

     1. Term of Employment. Employer hereby agrees to cause the Bank and Financial to employ Employee and Employee hereby accepts employment with the Bank & Financial for a period beginning on the effective date of this Agreement as set forth hereinabove and continuing through and until December 31, 1998 (hereinafter referred to as the "Initial Employment Term"). In the event of any extension of this Agreement for one or more consecutive one
(1) year terms upon the agreement of the parties hereto, or pursuant to the provisions of Section 9 hereof, the terms of this Agreement shall be deemed to continue in effect for the term of such extension (hereinafter referred to as the "Extended Employment Term") (the Initial Employment Term and the Extended Employment Term hereinafter collectively referred to as the "Employment Term").

      2. Duties of Employee. Employee shall serve as President and Chief Executive Officer throughout the Employment Term. Employee shall have such duties and responsibilities as are presently set forth in the Bylaws of the Bank and as are commensurate with such position, as may be from time to time more particularly set fourth by the Board of Directors of the Bank and Financial. Employee shall devote such portion of his productive time and attention to the business of the Bank as shall be reasonably necessary to carry out his duties during the Employment Term. Employee shall also serve as director of the Bank and Financial and shall be required to serve as an officer and director of all other corporations which are wholly-owned subsidiaries of Financial which exist now or may exist during the Employment Term. Subject to the provision of Section 12 hereof, this Agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if such activities do not materially interfere with the services required under this Agreement.

      3. Indemnification. Employer shall indemnify and hold Employee harmless from all losses, costs, damages, liability, therefor, charges, claims, demands, attorneys' fees and/or expenses, actions and causes of action of any nature or sort, liquidated or unliquidated, past, present and future, of whatsoever kind or character which shall or may at any time incurred,  suffered  or sustained by Employee  arising  from  the discharge of his duties on behalf of the Bank and/or Financial and/or other subsidiaries of Financial for which Employee provides services.

     4. Compensation. As full compensation for the services to be performed hereunder, Employee shall receive the following:

           a.    Basic  Salary        Subject to approved  annual
increases as hereinafter provided, basic salary at the rate of One Hundred Eighty Five Thousand One Hundred Twenty Dollars ($185,120) per year to be paid in accordance with the payroll schedule established by the Bank's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph may be adjusted on January 1 or each year of the Employment Term at the discretion of the Employer's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph shall be adjusted on January 1 of each year of the Employment Term at the discretion of the Employer's Board of Directors, but in no event shall the adjusted amount less than the amount of Employee's basic annual salary for the preceding year.

          b. Bonuses and Deferred Savings Plan. Employee shall be entitled to receive such other compensation as may be determined by the Employer's Board of Directors to be appropriate, in its sole discretion, including without limitation any amounts payable to Employee by participation in the Bank's Bonus Program and Deferred Savings Plan in accordance with the terms and conditions of said plans as in effect during the Employment Term. Employer shall not reduce during the Employment Term the proportionate annual share of the total amount of said Bonus Program and Deferred Savings Plan which Employee is eligible to receive based upon said Program and Plan as presently in effect as of the date of this Agreement. Further, if said Program and/or Plan are eliminated by Employer or Bank, Employee shall nevertheless continue to receive during the Employment Term an annual share of the Bank's profits which Employee last received pursuant to said program and/or Plan.

      5. Tax Withholding. Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for any and all federal, social security, state and local taxes now applicable or that may be enacted and become applicable in the future.

     6.   Employee Benefits.

           a. Vacation Time. Employee shall be entitled to vacation time as set forth in the Bank's policies each calendar year during the Employment Term without loss of compensation. One increment of such annual vacation time shall be taken by Employee for a period of not less than two (2) consecutive weeks. In the event that Employee does not for any reason take the total amount of vacation time authorized herein during any year, the amount of time not taken in said year shall accumulate, and be available as additional vacation time in subsequent years; however, Employee shall not be permitted at any time to accumulate vacation time in excess of the amount of vacation time authorized for Employee during a two-year period.

          b. Use of Automobile. Employer shall provide Employee with the use of an "executive class" automobile throughout the Employment Term, or alternatively, at the discretion of Employer, an automobile allowance of Six Hundred ($600) Dollars per month. In addition, whether Employer provides Employee with an automobile or with an automobile allowance, Employer shall pay or reimburse for all operating expense of the automobile used by Employee, including a reasonable gasoline allowance and shall further provide and maintain liability insurance on such automobile, with coverage in amounts to be determined by the Employer's Board of Directors, but in any event not less than the minimum liability coverage required by California law. Employee shall be required to maintain adequate records of all business mileage incurred an all automobile operating expenses, such records to be maintained in compliance with IRS record-keeping guidelines then in effect.

           c. Seminars. Employer shall reimburse Employee for all costs and expenses, including without limitation registration fees, transportation costs, meals and lodging, incurred by Employee in connection with Employee's attendance at all professional seminars relating to the financial services industry for which Employee's attendance would be of benefit to Employer.

           d. Club. Employer shall pay all ongoing dues related to employee's membership in one "country-club" type club selected by Employee and subject to the express approval of the Employer's Board of Directors, shall pay all membership and/or initiation fees connected with said membership.

           e. Disability Insurance. Employer shall pay all costs and expenses, including without limitation premiums, to provide disability insurance coverage for Employee, which coverage shall be in an appropriate and customary amount based upon Employee's position and salary hereunder and subject to approval of medical records by the insurer.

          f. Additional Benefits. Employee shall be entitled to receive the greater of: (1) all employment benefits made available to other officers of the Bank and its affiliates and commensurate with Employee's position and title with the Bank, and (2) all employment benefits currently received by Employee as of the date of this Agreement. Such benefits shall include, but are not limited to, such health insurance, life insurance, sick leave, pension, and retirement plans as are adopted from time to time by the Bank. In the event that any benefit plan or plans adopted by the Bank or all of its employees conflicts with or overlaps any specific benefit set forth in this paragraph 6, Employee shall be entitled to whichever benefit is the greater of the two...

      7. Life Insurance. In addition to any life insurance policies paid for by Employer pursuant to Section 6.c, in which Employee is named as its insured and in discretion, may purchase such life insurance policies as it deems necessary or appropriate, naming Employee as the insured and Employer as beneficiary. Employee hereby agrees to submit, at employer's cost, to any reasonable medical examination required for the purchase of such insurance.

       8. Expenses. Employee shall be reimbursed for all reasonable expenses incurred by his pursuant to he performance of his duties and responsibilities hereunder. Employee shall keep complete and accurate records, including but not limited to proof of payment of all such expenses, so that he may fully account to the Employer if so requested.

      9. Extension of Term Upon Changing Control. In the event that there is a change in control of the Bank and/or Financial, as that term is defined in 12 U.S.C. Section 1817 (Change in Bank Control Act of 1978), whether by merger, acquisition, "friendly" or hostile" "takeover" or otherwise, this Agreement shall be deemed extended for three years from the date of said change in control. During said period of extension, Employee shall be paid his compensation then applicable hereunder, and shall continue his participation in the Bank's Bonus Sharing Program and Deferred Savings Plan in accordance with Section 4.b hereof, and in no case shall Employer have any right to terminate the employment of Employee hereunder, except "for cause," as said term is defined in Section 10.a hereof. Further, in said event, Employee shall receive during the Extended Employment term a minimum of a ten percent (10%) increase in salary per annum each January 1 subsequent to the date of said change in control.

     10.  Termination of Agreement.

           a. Termination for Cause. Employer may terminate this Agreement without notice for "cause." For the purposes of this Agreement, "Cause" shall be defined as willful misconduct or willful dishonesty of Employee in his capacity as President and Chief Executive Officer of Bank and/or Financial, or willful material breach or habitual neglect of the duties which Employee is required to perform under the terms of this agreement.

          b. Effect of Termination. In the event of termination of Employee for cause as set froth in Section 10.a, and assuming that Employer is not in material default hereunder, all future bonuses or other salaries payable to or claimed by Employee are waived, and any additional salary or bonus shall be paid only in the sole and absolute discretion of Employer. In the event
Employee voluntarily terminates his employment hereunder, Employee shall be entitled to a pro rata share of bonus compensation based upon the formula contained in Section 10.c hereof. Nothing in this Section 10 shall affect the rights of the parties under Section 12 hereof.

           c. Disability and Death. If, during the Employment Term Employee should die or suffer any physical or mental illness that renders him incapable of fulfilling his obligations under this Agreement, and such incapacity exists or may reasonably be expected to exist for more than one hundred and fifty (150) consecutive days, Employer may, upon forty-five (45) days written notice to Employee, terminate this Agreement. The determination of Employer that Employee is incapable of fulfilling his obligations under this Agreement, so long as such determination is made in good faith and is supported by a reasonable medical opinion, shall be final and binding. In the event of termination under this Section 10.c, Employee, or his estate, shall be entitled (I) to an amount equal to twelve (12) months' salary payable forthwith, and (ii) to a pro rata share of bonus compensation based upon the ratio of the number of days of the portion of the bonus term then in effect prior to Employee's death or disability, as the case may be, to the number of days of the full bonus term, payable at the time when said bonus is payable to all employees, and (iii) to any other accrued compensation, plus such additional benefits, if any, as may be approved by Employer's Board of Directors. Employee, or his estate, shall, upon termination under the terms of this Section 10.c, be further entitled to additional pro rata compensation based upon the ratio of the number of accrued vacation days, if any, not taken by Employee during the year, as defined for the purposes of vacation, in which Employee was so terminated, to 365 days.

           d. Communication of Termination. Any termination by Employer of Employee shall be communicated by written notice of termination which shall indicate the specific termination provision of this Agreement relied upon by Employer, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

      11. Location. Employee shall not be required to move from or perform his duties hereunder in any geographical area other than the San Diego County area.

          12.  Non-Competition.

                a. While Employed. During the Employment Term, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in or acquire, hold, or retain any interest in any business of the Bank in any location, unless such participation or interest is fully disclosed to the Bank and Financial Corp. approval by a majority of the Board of Directors of each. The foregoing notwithstanding, Employee may acquire, hold or retain equity ownership of any publicly-held company, provided that such equity ownership does not exceed five percent (5%) of the issued and outstanding shares of voting stock of such company.

           b. Upon Early Termination or Termination for Cause. If Employee is terminated for cause (as defined in Section 10.a hereof) or voluntarily resigns from employment hereunder prior to the termination of the Initial Employment Term without the consent of Employer, Employee shall not acquire, hold or retain any interest (direct or indirect) in any business in the County of San Diego, in the State of California, and in such other locations where the Bank is then engaged in business from time to time during the remainder of the Initial Employment Term that is in competition with the business of the Bank until the date on which the employees' employment was to naturally terminate according to the terms hereof; provided, however, that in the event that prior to any such voluntary resignation as aforesaid, Employer has offered in writing to extend the term of this Agreement for an additional year on the same terms and conditions as set forth in this Agreement with compensation increased in accordance with Section 4.a hereof, then Employee's obligation under this Section 12.b shall be extended for an additional one
(1) year beyond the Initial Employment Term.

           c. If any portion of this Section 12 is held to be illegal, unenforceable, void, or voidable, the remainder shall remain in full force and effect, and this Section 12 shall be deemed altered and amended to the minimum extent necessary to bring it within the legal requirements.

      13. Unique Services. Employee hereby represents and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary and intellectual character that gives them a peculiar value, the loss of which cannot be reasonable or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that Employer, in addition to any rights or remedies that Employer might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

          14.  Confidential Information.

           a.   For  purposes  of  this Agreement,  "Confidential
Information:  shall mean information or material  proprietary  to
Employer  or  Bank or designated as Confidential  Information  by
Employer or Bank and not generally known by non-Bank personnel which Employee develops or of which Employee may obtain knowledge or access through or as a result of Employee's employment with the Employer or Bank (including information conceived, originated, discovered, or developed, in whole or in part, by Employee). The Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): Drawings, specifications, models, data, documentation, diagrams, flow charts, research, development, procedures, marketing techniques and materials, marketing and development plans, customer lists, and names and other information related to customers, pricing and loan policies, financial information and projections customer loans and employee files. Confidential Information also includes any information described above which Employer obtains from another party, and which Employer treats as proprietary or designates as Confidential Information, whether or not owned or developed by Employer, For purposes of this Section a., Employer and/or Bank shall mean the Bank, Financial or any of their affiliates. INFORMATION PUBLICLY KNOWN THAT IS GENERALLY EMPLOYED BY FINANCIAL INSTITUTIONS AT OR AFTER THE TIME EMPLOYEE FIRST HEARS OF SUCH INFORMATION OR GENERIC INFORMATION, OR GENERAL KNOWLEDGE WHICH EMPLOYEE WOULD HAVE LEARNED IN THE COURSE OF SIMILAR EMPLOYMENT OR WORK ELSEWHERE SHALL NOT BE DEEMED PART OF THE CONFIDENTIAL INFORMATION.

           b. All notes, data, reference materials, sketches, drawings, memoranda, documentation, and records in any way incorporating or reflecting any of the Confidential Information and all proprietary rights therein, including copy rights, shall belong exclusively to Employer, and Employee agrees to turn over all copies of such materials in Employee's possession or control to Employer upon request or upon termination of Employee's employment with Employer.

           c. Employee agrees during his employment by Employer and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose, or transfer any of the Confidential Information to any person or entity, or utilize any of the Confidential Information for any purpose, except in the due performance of Employee's services for Employer.

           d. Because of the unique nature of the Confidential Information, Employee understands and agrees that Employer will suffer irreparable harm in the event that Employee fails to comply with any of his obligations under this Section 14, and that monetary damages will be inadequate to compensate Employer for such breach. Accordingly, Employee agrees that Employer will, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of this Section 14.


           15. Notices. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed the parties as follows:

               If notice is to Financial, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank


               If notice is to Bank, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank



               If notice is to Employee, to:

                Name:          Murray L. Galinson
                  Address:  7919 Prospect Place
                City/State:    La Jolla, CA 92037

Either party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of forty-eight
(48) hours after the date of mailing.

          16. Entire Agreement. This Agreement, in combination with any collateral documents referred to herein, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Employer and contains all of the covenants and agreements between the parties with respect to said employment.

          17. Modifications. Any modification of this Agreement shall be effective only if it is in writing and signed by the parties hereto.

          18.  Effect of Waiver.   The failure of either party to
insist on strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          19. Partial Invalidity. If any provision of this Agreement is held be a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way, unless such partial invalidity materially affects the intent of the parties as indicated herein.

          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California applicable to contracts between residents of California which are wholly executed and performed in California.

          21. Assignability. The rights and duties of either party hereunder shall not be assignable by either party, except that this Agreement and all rights and obligations hereunder may be assigned by Employer to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of Employer through merger, consolidation acquisition of assets, or other corporate reorganization. Subject to the provisions of the immediately preceding sentence, this agreement shall be binding upon and inure to the benefit of the heirs, executors and/or administrators of Employee and to the successors and assigns of Employer.

          22.  Arbitration.   Any controversy or claim arising
out of or relating to this agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (as such rules shall be in effect on the date a demand for arbitrating is communicated from one party to the other party hereto) in San Diego, California, and judgment upon the award rendered by thereof. Employer shall bay the fees of all arbitrators, witnesses and such other expenses as may be generated by the arbitration's, including without limitation, attorneys' fees of the Parties, unless in the event the arbitration was instituted by Employee, the majority of the Arbitrators conclude that said arbitration was not initiated in good faith by Employee; under said circumstance, the arbitrators shall be authorized to allocate costs and attorneys' fees as they shell deem appropriate with due consideration to both the relative financial abilities of the parties and the merits of the positions of the parties with respect to the dispute underlying the arbitration.

          23. Headings. The headings used in this Agreement are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

          24. Further Acts and Documents. The parties hereto agree to perform all further acts and execute all further documents reasonably necessary to implement to purposes of this Agreement.



                                         Employer:

                                         SDNB Financial Corp.
                                         a California Corporation


                                         By:


/s/Murray L. Galinson                    /s/Julius Zolezzi
Murray L. Galinson                       Julius Zolezzi
President/Chief Executive Officer        Vice Chairman
                                         of the Board


Date: March 27, 1996                     Date: March 27, 1996

                 EXECUTIVE EMPLOYMENT AGREEMENT





      This is an Employment Agreement (hereinafter referred to as this ("Agreement") made effective as of this 27th day of March , 1996 by and between San Diego National Bank, ("Employer" )and Robert B. Horsman (hereinafter referred to as "Employee").


                             RECITAL

      This Agreement is made with reference to the following facts:

     A.   Employee is currently employed as  President, San Diego
National  Bank,   a  national  banking  association  (hereinafter
referred to as the "Bank").

     B. Employer believes it to be in its best interest to have Employee continue his/her employment with the Bank in such capacities and in order to induce Employee to accept such continued employment as President, Employer is willing to enter into this Agreement.


                           AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, Employer and Employee covenant and agree as follows:

     1. Term of Employment. Employer hereby agrees to cause the Bank to employ Employee and Employee hereby accepts employment with the Bank for a period beginning on the effective date of this Agreement as set forth hereinabove and continuing through and until December 31, 1998 (hereinafter referred to as the "Initial Employment Term"). In the event of any extension of this Agreement for one or more consecutive one (1) year terms upon the agreement of the parties hereto, or pursuant to the provisions of Section 9 hereof, the terms of this Agreement shall be deemed to continue in effect for the term of such extension (hereinafter referred to as the "Extended Employment Term") (the Initial Employment Term and the Extended Employment Term hereinafter collectively referred to as the "Employment Term").

     2. Duties of Employee. Employee shall serve as President of the Bank, throughout the Employment Term. Employee shall have such duties and responsibilities as are presently set forth in the Bylaws of the Bank and as are commensurate with such position, as may be from time to time more particularly set fourth by the Board of Directors of the Bank and Financial. Employee shall devote such portion of his productive time and attention to the business of the Bank as shall be reasonably necessary to carry out his duties during the Employment Term. Employee shall also serve as director of the Bank and Financial and shall be required to serve as an officer and director of all other corporations which are wholly-owned subsidiaries of Financial which exist now or may exist during the Employment Term. Subject to the provision of Section 12 hereof, this Agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if such activities do not materially interfere with the services required under this Agreement.

      3. Indemnification. Employer shall indemnify and hold Employee harmless from all losses, costs, damages, liability, therefor, charges, claims, demands, attorneys' fees and/or expenses, actions and causes of action of any nature or sort, liquidated or unliquidated, past, present and future, of whatsoever kind or character which shall or may at any time incurred,  suffered  or sustained by Employee  arising  from  the discharge of his duties on behalf of the Bank and/or Financial and/or other subsidiaries of Financial for which Employee provides services.

     4. Compensation. As full compensation for the services to be performed hereunder, Employee shall receive the following:

           a.    Basic  Salary        Subject to approved  annual
increases as hereinafter provided, basic salary at the rate of One Hundred Twenty Three Thousand Five Hundred and Fifty Dollars ($123,550) per year to be paid in accordance with the payroll schedule established by the Bank's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph may be adjusted on January 1 or each year of the Employment Term at the discretion of the Employer's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph shall be adjusted on January 1 of each year of the Employment Term at the discretion of the Employer's Board of Directors, but in no event shall the adjusted amount less than the amount of Employee's basic annual salary for the preceding year.

          b. Bonuses and Deferred Savings Plan. Employee shall be entitled to receive such other compensation as may be determined by the Employer's Board of Directors to be appropriate, in its sole discretion, including without limitation any amounts payable to Employee by participation in the Bank's Bonus Program and Deferred Savings Plan in accordance with the terms and conditions of said plans as in effect during the Employment Term. Employer shall not reduce during the Employment Term the proportionate annual share of the total amount of said Bonus Program and Deferred Savings Plan which Employee is eligible to receive based upon said Program and Plan as presently in effect as of the date of this Agreement. Further, if said Program and/or Plan are eliminated by Employer or Bank, Employee shall nevertheless continue to receive during the Employment Term an annual share of the Bank's profits which Employee last received pursuant to said program and/or Plan.

      5. Tax Withholding. Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for any and all federal, social security, state and local taxes now applicable or that may be enacted and become applicable in the future.

     6.   Employee Benefits.

           a. Vacation Time. Employee shall be entitled to vacation time as set forth in the Bank's policies each calendar year during the Employment Term without loss of compensation. One increment of such annual vacation time shall be taken by Employee for a period of not less than two (2) consecutive weeks. In the event that Employee does not for any reason take the total amount of vacation time authorized herein during any year, the amount of time not taken in said year shall accumulate, and be available as additional vacation time in subsequent years; however, Employee shall not be permitted at any time to accumulate vacation time in excess of the amount of vacation time authorized for Employee during a two-year period.

          b. Use of Automobile. Employer shall provide Employee with the use of an "executive class" automobile throughout the Employment Term, or alternatively, at the discretion of Employer, an automobile allowance of Six Hundred ($600) Dollars per month. In addition, whether Employer provides Employee with an automobile or with an automobile allowance, Employer shall pay or reimburse for all operating expense of the automobile used by Employee, including a reasonable gasoline allowance and shall further provide and maintain liability insurance on such automobile, with coverage in amounts to be determined by the Employer's Board of Directors, but in any event not less than the minimum liability coverage required by California law. Employee shall be required to maintain adequate records of all business mileage incurred an all automobile operating expenses, such records to be maintained in compliance with IRS record-keeping guidelines then in effect.

           c. Seminars. Employer shall reimburse Employee for all costs and expenses, including without limitation registration fees, transportation costs, meals and lodging, incurred by Employee in connection with Employee's attendance at all professional seminars relating to the financial services industry for which Employee's attendance would be of benefit to Employer.

           d. Club. Employer shall pay all ongoing dues related to employee's membership in one "country-club" type club selected by Employee and subject to the express approval of the Employer's Board of Directors, shall pay all membership and/or initiation fees connected with said membership.

           e. Disability Insurance. Employer shall pay all costs and expenses, including without limitation premiums, to provide disability insurance coverage for Employee, which coverage shall be in an appropriate and customary amount based upon Employee's position and salary hereunder and subject to approval of medical records by the insurer.

          f. Additional Benefits. Employee shall be entitled to receive the greater of: (1) all employment benefits made available to other officers of the Bank and its affiliates and commensurate with Employee's position and title with the Bank, and (2) all employment benefits currently received by Employee as of the date of this Agreement. Such benefits shall include, but are not limited to, such health insurance, life insurance, sick leave, pension, and retirement plans as are adopted from time to time by the Bank. In the event that any benefit plan or plans adopted by the Bank or all of its employees conflicts with or overlaps any specific benefit set forth in this paragraph 6, Employee shall be entitled to whichever benefit is the greater of the two...

      7. Life Insurance. In addition to any life insurance policies paid for by Employer pursuant to Section 6.c, in which Employee is named as its insured and in discretion, may purchase such life insurance policies as it deems necessary or appropriate, naming Employee as the insured and Employer as beneficiary. Employee hereby agrees to submit, at employer's cost, to any reasonable medical examination required for the purchase of such insurance.

       8. Expenses. Employee shall be reimbursed for all reasonable expenses incurred by his pursuant to he performance of his duties and responsibilities hereunder. Employee shall keep complete and accurate records, including but not limited to proof of payment of all such expenses, so that he may fully account to the Employer if so requested.

      9. Extension of Term Upon Changing Control. In the event that there is a change in control of the Bank and/or Financial, as that term is defined in 12 U.S.C. Section 1817 (Change in Bank Control Act of 1978), whether by merger, acquisition, "friendly" or hostile" "takeover" or otherwise, this Agreement shall be deemed extended for three years from the date of said change in control. During said period of extension, Employee shall be paid his compensation then applicable hereunder, and shall continue his participation in the Bank's Bonus Sharing Program and Deferred Savings Plan in accordance with Section 4.b hereof, and in no case shall Employer have any right to terminate the employment of Employee hereunder, except "for cause," as said term is defined in Section 10.a hereof. Further, in said event, Employee shall receive during the Extended Employment term a minimum of a ten percent (10%) increase in salary per annum each January 1 subsequent to the date of said change in control.

     10.  Termination of Agreement.

           a. Termination for Cause. Employer may terminate this Agreement without notice for "cause." For the purposes of this Agreement, "Cause" shall be defined as willful misconduct or willful dishonesty of Employee in his capacity as President of Bank and/or Financial, or willful material breach or habitual neglect of the duties which Employee is required to perform under the terms of this agreement.

          b. Effect of Termination. In the event of termination of Employee for cause as set froth in Section 10.a, and assuming that Employer is not in material default hereunder, all future bonuses or other salaries payable to or claimed by Employee are waived, and any additional salary or bonus shall be paid only in the sole and absolute discretion of Employer. In the event
Employee voluntarily terminates his employment hereunder, Employee shall be entitled to a pro rata share of bonus compensation based upon the formula contained in Section 10.c hereof. Nothing in this Section 10 shall affect the rights of the parties under Section 12 hereof.

           c. Disability and Death. If, during the Employment Term Employee should die or suffer any physical or mental illness that renders him incapable of fulfilling his obligations under this Agreement, and such incapacity exists or may reasonably be expected to exist for more than one hundred and fifty (150) consecutive days, Employer may, upon forty-five (45) days written notice to Employee, terminate this Agreement. The determination of Employer that Employee is incapable of fulfilling his obligations under this Agreement, so long as such determination is made in good faith and is supported by a reasonable medical opinion, shall be final and binding. In the event of termination under this Section 10.c, Employee, or his estate, shall be entitled (I) to an amount equal to twelve (12) months' salary payable forthwith, and (ii) to a pro rata share of bonus compensation based upon the ratio of the number of days of the portion of the bonus term then in effect prior to Employee's death or disability, as the case may be, to the number of days of the full bonus term, payable at the time when said bonus is payable to all employees, and (iii) to any other accrued compensation, plus such additional benefits, if any, as may be approved by Employer's Board of Directors. Employee, or his estate, shall, upon termination under the terms of this Section 10.c, be further entitled to additional pro rata compensation based upon the ratio of the number of accrued vacation days, if any, not taken by Employee during the year, as defined for the purposes of vacation, in which Employee was so terminated, to 365 days.

           d. Communication of Termination. Any termination by Employer of Employee shall be communicated by written notice of termination which shall indicate the specific termination provision of this Agreement relied upon by Employer, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

      11. Location. Employee shall not be required to move from or perform his duties hereunder in any geographical area other than the San Diego County area.

          12.  Non-Competition.

                a. While Employed. During the Employment Term, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in or acquire, hold, or retain any interest in any business of the Bank in any location, unless such participation or interest is fully disclosed to the Bank and Financial Corp. approval by a majority of the Board of Directors of each. The foregoing notwithstanding, Employee may acquire, hold or retain equity ownership of any publicly-held company, provided that such equity ownership does not exceed five percent (5%) of the issued and outstanding shares of voting stock of such company.

           b. Upon Early Termination or Termination for Cause. If Employee is terminated for cause (as defined in Section 10.a hereof) or voluntarily resigns from employment hereunder prior to the termination of the Initial Employment Term without the consent of Employer, Employee shall not acquire, hold or retain any interest (direct or indirect) in any business in the County of San Diego, in the State of California, and in such other locations where the Bank is then engaged in business from time to time during the remainder of the Initial Employment Term that is in competition with the business of the Bank until the date on which the employees' employment was to naturally terminate according to the terms hereof; provided, however, that in the event that prior to any such voluntary resignation as aforesaid, Employer has offered in writing to extend the term of this Agreement for an additional year on the same terms and conditions as set forth in this Agreement with compensation increased in accordance with Section 4.a hereof, then Employee's obligation under this Section 12.b shall be extended for an additional one
(1) year beyond the Initial Employment Term.

           c. If any portion of this Section 12 is held to be illegal, unenforceable, void, or voidable, the remainder shall remain in full force and effect, and this Section 12 shall be deemed altered and amended to the minimum extent necessary to bring it within the legal requirements.

      13. Unique Services. Employee hereby represents and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary and intellectual character that gives them a peculiar value, the loss of which cannot be reasonable or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that Employer, in addition to any rights or remedies that Employer might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

          14.  Confidential Information.

           a.   For  purposes  of  this Agreement,  "Confidential
Information:  shall mean information or material  proprietary  to
Employer  or  Bank or designated as Confidential  Information  by
Employer or Bank and not generally known by non-Bank personnel which Employee develops or of which Employee may obtain knowledge or access through or as a result of Employee's employment with the Employer or Bank (including information conceived, originated, discovered, or developed, in whole or in part, by Employee). The Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): Drawings, specifications, models, data, documentation, diagrams, flow charts, research, development, procedures, marketing techniques and materials, marketing and development plans, customer lists, and names and other information related to customers, pricing and loan policies, financial information and projections customer loans and employee files. Confidential Information also includes any information described above which Employer obtains from another party, and which Employer treats as proprietary or designates as Confidential Information, whether or not owned or developed by Employer, For purposes of this Section a., Employer and/or Bank shall mean the Bank, Financial or any of their affiliates. INFORMATION PUBLICLY KNOWN THAT IS GENERALLY EMPLOYED BY FINANCIAL INSTITUTIONS AT OR AFTER THE TIME EMPLOYEE FIRST HEARS OF SUCH INFORMATION OR GENERIC INFORMATION, OR GENERAL KNOWLEDGE WHICH EMPLOYEE WOULD HAVE LEARNED IN THE COURSE OF SIMILAR EMPLOYMENT OR WORK ELSEWHERE SHALL NOT BE DEEMED PART OF THE CONFIDENTIAL INFORMATION.

           b. All notes, data, reference materials, sketches, drawings, memoranda, documentation, and records in any way incorporating or reflecting any of the Confidential Information and all proprietary rights therein, including copy rights, shall belong exclusively to Employer, and Employee agrees to turn over all copies of such materials in Employee's possession or control to Employer upon request or upon termination of Employee's employment with Employer.

           c. Employee agrees during his employment by Employer and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose, or transfer any of the Confidential Information to any person or entity, or utilize any of the Confidential Information for any purpose, except in the due performance of Employee's services for Employer.

           d. Because of the unique nature of the Confidential Information, Employee understands and agrees that Employer will suffer irreparable harm in the event that Employee fails to comply with any of his obligations under this Section 14, and that monetary damages will be inadequate to compensate Employer for such breach. Accordingly, Employee agrees that Employer will, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of this Section 14.

           15. Notices. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed the parties as follows:

               If notice is to Financial, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank


               If notice is to Bank, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank



               If notice is to Employee, to:

                  Name:          Robert Horsman
                Address:  837 Golden Park Avenue
               City/State:    San Diego, CA 92106

Either party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of forty-eight
(48) hours after the date of mailing.

          16. Entire Agreement. This Agreement, in combination with any collateral documents referred to herein, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Employer and contains all of the covenants and agreements between the parties with respect to said employment.

          17. Modifications. Any modification of this Agreement shall be effective only if it is in writing and signed by the parties hereto.

          18.  Effect of Waiver.   The failure of either party to
insist on strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          19. Partial Invalidity. If any provision of this Agreement is held be a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way, unless such partial invalidity materially affects the intent of the parties as indicated herein.

          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California applicable to contracts between residents of California which are wholly executed and performed in California.

          21. Assignability. The rights and duties of either party hereunder shall not be assignable by either party, except that this Agreement and all rights and obligations hereunder may be assigned by Employer to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of Employer through merger, consolidation acquisition of assets, or other corporate reorganization. Subject to the provisions of the immediately preceding sentence, this agreement shall be binding upon and inure to the benefit of the heirs, executors and/or administrators of Employee and to the successors and assigns of Employer.

          22.  Arbitration.   Any controversy or claim arising
out of or relating to this agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (as such rules shall be in effect on the date a demand for arbitrating is communicated from one party to the other party hereto) in San Diego, California, and judgment upon the award rendered by thereof. Employer shall bay the fees of all arbitrators, witnesses and such other expenses as may be generated by the arbitration's, including without limitation, attorneys' fees of the Parties, unless in the event the arbitration was instituted by Employee, the majority of the Arbitrators conclude that said arbitration was not initiated in good faith by Employee; under said circumstance, the arbitrators shall be authorized to allocate costs and attorneys' fees as they shell deem appropriate with due consideration to both the relative financial abilities of the parties and the merits of the positions of the parties with respect to the dispute underlying the arbitration.

          23. Headings. The headings used in this Agreement are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

          24. Further Acts and Documents. The parties hereto agree to perform all further acts and execute all further documents reasonably necessary to implement to purposes of this Agreement.



                              Employer:

                              SDNB Financial Corp.
                              a California Corporation







/s/Robert Horsman         By:/s/Murray L. Galinson
Robert Horsman               Murray L. Galinson
President                    President/CEO



Date: March 27, 1996         Date: March 27, 1996

                 EXECUTIVE EMPLOYMENT AGREEMENT





      This is an Employment Agreement (hereinafter referred to as this ("Agreement") made effective as of this 27th day of March , 1996 by and between San Diego National Bank, ("Employer" )and Joyce Chewning (hereinafter referred to as "Employee").


                             RECITAL

      This Agreement is made with reference to the following facts:

      A.    Employee  is  currently employed  as  Executive  Vice
President,   San   Diego  National  Bank,   a  national   banking
association (hereinafter referred to as the "Bank").

     B. Employer believes it to be in its best interest to have Employee continue his/her employment with the Bank in such capacities and in order to induce Employee to accept such continued employment as Executive Vice President, Employer is willing to enter into this Agreement.


                           AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, Employer and Employee covenant and agree as follows:

     1. Term of Employment. Employer hereby agrees to cause the Bank to employ Employee and Employee hereby accepts employment with the Bank for a period beginning on the effective date of this Agreement as set forth hereinabove and continuing through and until December 31, 1998 (hereinafter referred to as the "Initial Employment Term"). In the event of any extension of this Agreement for one or more consecutive one (1) year terms upon the agreement of the parties hereto, or pursuant to the provisions of Section 9 hereof, the terms of this Agreement shall be deemed to continue in effect for the term of such extension (hereinafter referred to as the "Extended Employment Term") (the Initial Employment Term and the Extended Employment Term hereinafter collectively referred to as the "Employment Term").

      2. Duties of Employee. Employee shall serve as Executive Vice President, throughout the Employment Term. Employee shall have such duties and responsibilities as are presently set forth in the Bylaws of the Bank and as are commensurate with such position, as may be from time to time more particularly set fourth by the Board of Directors of the Bank and Financial. Employee shall devote such portion of his productive time and attention to the business of the Bank as shall be reasonably necessary to carry out his duties during the Employment Term. Employee shall also serve as director of the Bank and Financial and shall be required to serve as an officer and director of all other corporations which are wholly-owned subsidiaries of Financial which exist now or may exist during the Employment Term. Subject to the provision of Section 12 hereof, this Agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if such activities do not materially interfere with the services required under this Agreement.

      3. Indemnification. Employer shall indemnify and hold Employee harmless from all losses, costs, damages, liability, therefor, charges, claims, demands, attorneys' fees and/or expenses, actions and causes of action of any nature or sort, liquidated or unliquidated, past, present and future, of whatsoever kind or character which shall or may at any time incurred,  suffered  or sustained by Employee  arising  from  the discharge of his duties on behalf of the Bank and/or Financial and/or other subsidiaries of Financial for which Employee provides services.

     4. Compensation. As full compensation for the services to be performed hereunder, Employee shall receive the following:

           a.    Basic  Salary        Subject to approved  annual
increases as hereinafter provided, basic salary at the rate of One Hundred Five Thousand Nine Hundred Thirty Dollars , ($105,930) per year to be paid in accordance with the payroll schedule established by the Bank's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph may be adjusted on January 1 or each year of the Employment Term at the discretion of the Employer's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph shall be adjusted on January 1 of each year of the Employment Term at the discretion of the Employer's Board of Directors, but in no event shall the adjusted amount less than the amount of Employee's basic annual salary for the preceding year.

          b. Bonuses and Deferred Savings Plan. Employee shall be entitled to receive such other compensation as may be determined by the Employer's Board of Directors to be appropriate, in its sole discretion, including without limitation any amounts payable to Employee by participation in the Bank's Bonus Program and Deferred Savings Plan in accordance with the terms and conditions of said plans as in effect during the Employment Term. Employer shall not reduce during the Employment Term the proportionate annual share of the total amount of said Bonus Program and Deferred Savings Plan which Employee is eligible to receive based upon said Program and Plan as presently in effect as of the date of this Agreement. Further, if said Program and/or Plan are eliminated by Employer or Bank, Employee shall nevertheless continue to receive during the Employment Term an annual share of the Bank's profits which Employee last received pursuant to said program and/or Plan.

      5. Tax Withholding. Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for any and all federal, social security, state and local taxes now applicable or that may be enacted and become applicable in the future.

     6.   Employee Benefits.

           a. Vacation Time. Employee shall be entitled to vacation time as set forth in the Bank's policies each calendar year during the Employment Term without loss of compensation. One increment of such annual vacation time shall be taken by Employee for a period of not less than two (2) consecutive weeks. In the event that Employee does not for any reason take the total amount of vacation time authorized herein during any year, the amount of time not taken in said year shall accumulate, and be available as additional vacation time in subsequent years; however, Employee shall not be permitted at any time to accumulate vacation time in excess of the amount of vacation time authorized for Employee during a two-year period.

          b. Use of Automobile. Employer shall provide Employee with the use of an "executive class" automobile throughout the Employment Term, or alternatively, at the discretion of Employer, an automobile allowance of Six Hundred ($600) Dollars per month. In addition, whether Employer provides Employee with an automobile or with an automobile allowance, Employer shall pay or reimburse for all operating expense of the automobile used by Employee, including a reasonable gasoline allowance and shall further provide and maintain liability insurance on such automobile, with coverage in amounts to be determined by the Employer's Board of Directors, but in any event not less than the minimum liability coverage required by California law. Employee shall be required to maintain adequate records of all business mileage incurred an all automobile operating expenses, such records to be maintained in compliance with IRS record-keeping guidelines then in effect.

           c. Seminars. Employer shall reimburse Employee for all costs and expenses, including without limitation registration fees, transportation costs, meals and lodging, incurred by Employee in connection with Employee's attendance at all professional seminars relating to the financial services industry for which Employee's attendance would be of benefit to Employer.

           d. Club. Employer shall pay all ongoing dues related to employee's membership in one "country-club" type club selected by Employee and subject to the express approval of the Employer's Board of Directors, shall pay all membership and/or initiation fees connected with said membership.

           e. Disability Insurance. Employer shall pay all costs and expenses, including without limitation premiums, to provide disability insurance coverage for Employee, which coverage shall be in an appropriate and customary amount based upon Employee's position and salary hereunder and subject to approval of medical records by the insurer.

          f. Additional Benefits. Employee shall be entitled to receive the greater of: (1) all employment benefits made available to other officers of the Bank and its affiliates and commensurate with Employee's position and title with the Bank, and (2) all employment benefits currently received by Employee as of the date of this Agreement. Such benefits shall include, but are not limited to, such health insurance, life insurance, sick leave, pension, and retirement plans as are adopted from time to time by the Bank. In the event that any benefit plan or plans adopted by the Bank or all of its employees conflicts with or overlaps any specific benefit set forth in this paragraph 6, Employee shall be entitled to whichever benefit is the greater of the two...

      7. Life Insurance. In addition to any life insurance policies paid for by Employer pursuant to Section 6.c, in which Employee is named as its insured and in discretion, may purchase such life insurance policies as it deems necessary or appropriate, naming Employee as the insured and Employer as beneficiary. Employee hereby agrees to submit, at employer's cost, to any reasonable medical examination required for the purchase of such insurance.

       8. Expenses. Employee shall be reimbursed for all reasonable expenses incurred by his pursuant to he performance of his duties and responsibilities hereunder. Employee shall keep complete and accurate records, including but not limited to proof of payment of all such expenses, so that he may fully account to the Employer if so requested.

      9. Extension of Term Upon Changing Control. In the event that there is a change in control of the Bank and/or Financial, as that term is defined in 12 U.S.C. Section 1817 (Change in Bank Control Act of 1978), whether by merger, acquisition, "friendly" or hostile" "takeover" or otherwise, this Agreement shall be deemed extended for three years from the date of said change in control. During said period of extension, Employee shall be paid his compensation then applicable hereunder, and shall continue his participation in the Bank's Bonus Sharing Program and Deferred Savings Plan in accordance with Section 4.b hereof, and in no case shall Employer have any right to terminate the employment of Employee hereunder, except "for cause," as said term is defined in Section 10.a hereof. Further, in said event, Employee shall receive during the Extended Employment term a minimum of a ten percent (10%) increase in salary per annum each January 1 subsequent to the date of said change in control.

     10.  Termination of Agreement.

           a. Termination for Cause. Employer may terminate this Agreement without notice for "cause." For the purposes of this Agreement, "Cause" shall be defined as willful misconduct or willful dishonesty of Employee in his capacity as Executive Vice President of Bank and/or Financial, or willful material breach or habitual neglect of the duties which Employee is required to perform under the terms of this agreement.

          b. Effect of Termination. In the event of termination of Employee for cause as set froth in Section 10.a, and assuming that Employer is not in material default hereunder, all future bonuses or other salaries payable to or claimed by Employee are waived, and any additional salary or bonus shall be paid only in the sole and absolute discretion of Employer. In the event
Employee voluntarily terminates his employment hereunder, Employee shall be entitled to a pro rata share of bonus compensation based upon the formula contained in Section 10.c hereof. Nothing in this Section 10 shall affect the rights of the parties under Section 12 hereof.

           c. Disability and Death. If, during the Employment Term Employee should die or suffer any physical or mental illness that renders him incapable of fulfilling his obligations under this Agreement, and such incapacity exists or may reasonably be expected to exist for more than one hundred and fifty (150) consecutive days, Employer may, upon forty-five (45) days written notice to Employee, terminate this Agreement. The determination of Employer that Employee is incapable of fulfilling his obligations under this Agreement, so long as such determination is made in good faith and is supported by a reasonable medical opinion, shall be final and binding. In the event of termination under this Section 10.c, Employee, or his estate, shall be entitled (I) to an amount equal to twelve (12) months' salary payable forthwith, and (ii) to a pro rata share of bonus compensation based upon the ratio of the number of days of the portion of the bonus term then in effect prior to Employee's death or disability, as the case may be, to the number of days of the full bonus term, payable at the time when said bonus is payable to all employees, and (iii) to any other accrued compensation, plus such additional benefits, if any, as may be approved by Employer's Board of Directors. Employee, or his estate, shall, upon termination under the terms of this Section 10.c, be further entitled to additional pro rata compensation based upon the ratio of the number of accrued vacation days, if any, not taken by Employee during the year, as defined for the purposes of vacation, in which Employee was so terminated, to 365 days.

           d. Communication of Termination. Any termination by Employer of Employee shall be communicated by written notice of termination which shall indicate the specific termination provision of this Agreement relied upon by Employer, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

      11. Location. Employee shall not be required to move from or perform his duties hereunder in any geographical area other than the San Diego County area.

          12.  Non-Competition.

                a. While Employed. During the Employment Term, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in or acquire, hold, or retain any interest in any business of the Bank in any location, unless such participation or interest is fully disclosed to the Bank and Financial Corp. approval by a majority of the Board of Directors of each. The foregoing notwithstanding, Employee may acquire, hold or retain equity ownership of any publicly-held company, provided that such equity ownership does not exceed five percent (5%) of the issued and outstanding shares of voting stock of such company.

           b. Upon Early Termination or Termination for Cause. If Employee is terminated for cause (as defined in Section 10.a hereof) or voluntarily resigns from employment hereunder prior to the termination of the Initial Employment Term without the consent of Employer, Employee shall not acquire, hold or retain any interest (direct or indirect) in any business in the County of San Diego, in the State of California, and in such other locations where the Bank is then engaged in business from time to time during the remainder of the Initial Employment Term that is in competition with the business of the Bank until the date on which the employees' employment was to naturally terminate according to the terms hereof; provided, however, that in the event that prior to any such voluntary resignation as aforesaid, Employer has offered in writing to extend the term of this Agreement for an additional year on the same terms and conditions as set forth in this Agreement with compensation increased in accordance with Section 4.a hereof, then Employee's obligation under this Section 12.b shall be extended for an additional one
(1) year beyond the Initial Employment Term.

           c. If any portion of this Section 12 is held to be illegal, unenforceable, void, or voidable, the remainder shall remain in full force and effect, and this Section 12 shall be deemed altered and amended to the minimum extent necessary to bring it within the legal requirements.

      13. Unique Services. Employee hereby represents and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary and intellectual character that gives them a peculiar value, the loss of which cannot be reasonable or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that Employer, in addition to any rights or remedies that Employer might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

          14.  Confidential Information.

           a.   For  purposes  of  this Agreement,  "Confidential
Information:  shall mean information or material  proprietary  to
Employer  or  Bank or designated as Confidential  Information  by
Employer or Bank and not generally known by non-Bank personnel which Employee develops or of which Employee may obtain knowledge or access through or as a result of Employee's employment with the Employer or Bank (including information conceived, originated, discovered, or developed, in whole or in part, by Employee). The Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): Drawings, specifications, models, data, documentation, diagrams, flow charts, research, development, procedures, marketing techniques and materials, marketing and development plans, customer lists, and names and other information related to customers, pricing and loan policies, financial information and projections customer loans and employee files. Confidential Information also includes any information described above which Employer obtains from another party, and which Employer treats as proprietary or designates as Confidential Information, whether or not owned or developed by Employer, For purposes of this Section a., Employer and/or Bank shall mean the Bank, Financial or any of their affiliates. INFORMATION PUBLICLY KNOWN THAT IS GENERALLY EMPLOYED BY FINANCIAL INSTITUTIONS AT OR AFTER THE TIME EMPLOYEE FIRST HEARS OF SUCH INFORMATION OR GENERIC INFORMATION, OR GENERAL KNOWLEDGE WHICH EMPLOYEE WOULD HAVE LEARNED IN THE COURSE OF SIMILAR EMPLOYMENT OR WORK ELSEWHERE SHALL NOT BE DEEMED PART OF THE CONFIDENTIAL INFORMATION.

           b. All notes, data, reference materials, sketches, drawings, memoranda, documentation, and records in any way incorporating or reflecting any of the Confidential Information and all proprietary rights therein, including copy rights, shall belong exclusively to Employer, and Employee agrees to turn over all copies of such materials in Employee's possession or control to Employer upon request or upon termination of Employee's employment with Employer.

           c. Employee agrees during his employment by Employer and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose, or transfer any of the Confidential Information to any person or entity, or utilize any of the Confidential Information for any purpose, except in the due performance of Employee's services for Employer.

           d. Because of the unique nature of the Confidential Information, Employee understands and agrees that Employer will suffer irreparable harm in the event that Employee fails to comply with any of his obligations under this Section 14, and that monetary damages will be inadequate to compensate Employer for such breach. Accordingly, Employee agrees that Employer will, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of this Section 14.

           15. Notices. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed the parties as follows:

               If notice is to Financial, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank


               If notice is to Bank, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank



               If notice is to Employee, to:

                  Name:          Joyce Chewning
             Address:  3206 Cottonwood Springs Lane
                 City/State:    Jamul, CA 91935

Either party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of forty-eight
(48) hours after the date of mailing.

          16. Entire Agreement. This Agreement, in combination with any collateral documents referred to herein, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Employer and contains all of the covenants and agreements between the parties with respect to said employment.

          17. Modifications. Any modification of this Agreement shall be effective only if it is in writing and signed by the parties hereto.

          18.  Effect of Waiver.   The failure of either party to
insist on strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          19. Partial Invalidity. If any provision of this Agreement is held be a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way, unless such partial invalidity materially affects the intent of the parties as indicated herein.

          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California applicable to contracts between residents of California which are wholly executed and performed in California.

          21. Assignability. The rights and duties of either party hereunder shall not be assignable by either party, except that this Agreement and all rights and obligations hereunder may be assigned by Employer to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of Employer through merger, consolidation acquisition of assets, or other corporate reorganization. Subject to the provisions of the immediately preceding sentence, this agreement shall be binding upon and inure to the benefit of the heirs, executors and/or administrators of Employee and to the successors and assigns of Employer.

          22.  Arbitration.   Any controversy or claim arising
out of or relating to this agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (as such rules shall be in effect on the date a demand for arbitrating is communicated from one party to the other party hereto) in San Diego, California, and judgment upon the award rendered by thereof. Employer shall bay the fees of all arbitrators, witnesses and such other expenses as may be generated by the arbitration's, including without limitation, attorneys' fees of the Parties, unless in the event the arbitration was instituted by Employee, the majority of the Arbitrators conclude that said arbitration was not initiated in good faith by Employee; under said circumstance, the arbitrators shall be authorized to allocate costs and attorneys' fees as they shell deem appropriate with due consideration to both the relative financial abilities of the parties and the merits of the positions of the parties with respect to the dispute underlying the arbitration.

          23. Headings. The headings used in this Agreement are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

          24. Further Acts and Documents. The parties hereto agree to perform all further acts and execute all further documents reasonably necessary to implement to purposes of this Agreement.



                              Employer:

                              SDNB Financial Corp.
                              a California Corporation







/s/Joyce Chewning           By:/s/Murray L. Galinson
Joyce Chewning                 Murray L. Galinson
Executive Vice President       President/CEO



Date: March 27, 1996           Date: March 27, 1996

                 EXECUTIVE EMPLOYMENT AGREEMENT





      This is an Employment Agreement (hereinafter referred to as this ("Agreement") made effective as of this 27th day of March , 1996 by and between San Diego National Bank, ("Employer" )and Howard Brotman (hereinafter referred to as "Employee").


                             RECITAL

      This Agreement is made with reference to the following facts:

     A. Employee is currently employed as Senior Vice President and Cheif Financial Officer, San Diego National Bank, a national banking association (hereinafter referred to as the "Bank").

     B. Employer believes it to be in its best interest to have Employee continue his/her employment with the Bank in such capacities and in order to induce Employee to accept such continued employment as Senior Vice President and Chief Finanical Officer, Employer is willing to enter into this Agreement.


                           AGREEMENTS

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, Employer and Employee covenant and agree as follows:

     1. Term of Employment. Employer hereby agrees to cause the Bank to employ Employee and Employee hereby accepts employment with the Bank for a period beginning on the effective date of this Agreement as set forth hereinabove and continuing through and until December 31, 1998 (hereinafter referred to as the "Initial Employment Term"). In the event of any extension of this Agreement for one or more consecutive one (1) year terms upon the agreement of the parties hereto, or pursuant to the provisions of Section 9 hereof, the terms of this Agreement shall be deemed to continue in effect for the term of such extension (hereinafter referred to as the "Extended Employment Term") (the Initial Employment Term and the Extended Employment Term hereinafter collectively referred to as the "Employment Term").

     2. Duties of Employee. Employee shall serve as Senior Vice President and Chief Financial Officer throughout the Employment Term. Employee shall have such duties and responsibilities as are presently set forth in the Bylaws of the Bank and as are commensurate with such position, as may be from time to time more particularly set fourth by the Board of Directors of the Bank and Financial. Employee shall devote such portion of his productive time and attention to the business of the Bank as shall be reasonably necessary to carry out his duties during the Employment Term. Employee shall also serve as director of the Bank and Financial and shall be required to serve as an officer and director of all other corporations which are wholly-owned subsidiaries of Financial which exist now or may exist during the Employment Term. Subject to the provision of Section 12 hereof, this Agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if such activities do not materially interfere with the services required under this Agreement.

      3. Indemnification. Employer shall indemnify and hold Employee harmless from all losses, costs, damages, liability, therefor, charges, claims, demands, attorneys' fees and/or expenses, actions and causes of action of any nature or sort, liquidated or unliquidated, past, present and future, of whatsoever kind or character which shall or may at any time incurred,  suffered  or sustained by Employee  arising  from  the discharge of his duties on behalf of the Bank and/or Financial and/or other subsidiaries of Financial for which Employee provides services.

     4. Compensation. As full compensation for the services to be performed hereunder, Employee shall receive the following:

           a.    Basic  Salary        Subject to approved  annual
increases as hereinafter provided, basic salary at the rate of One Hundred One Thousand Six Hundred Fifty Eight ($101,658) per year to be paid in accordance with the payroll schedule established by the Bank's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph may be adjusted on January 1 or each year of the Employment Term at the discretion of the Employer's Board of Directors for all Bank employees as in effect from time to time. The basic annual salary set forth in this paragraph shall be adjusted on January 1 of each year of the Employment Term at the discretion of the Employer's Board of Directors, but in no event shall the adjusted amount less than the amount of Employee's basic annual salary for the preceding year.

          b. Bonuses and Deferred Savings Plan. Employee shall be entitled to receive such other compensation as may be determined by the Employer's Board of Directors to be appropriate, in its sole discretion, including without limitation any amounts payable to Employee by participation in the Bank's Bonus Program and Deferred Savings Plan in accordance with the terms and conditions of said plans as in effect during the Employment Term. Employer shall not reduce during the Employment Term the proportionate annual share of the total amount of said Bonus Program and Deferred Savings Plan which Employee is eligible to receive based upon said Program and Plan as presently in effect as of the date of this Agreement. Further, if said Program and/or Plan are eliminated by Employer or Bank, Employee shall nevertheless continue to receive during the Employment Term an annual share of the Bank's profits which Employee last received pursuant to said program and/or Plan.

      5. Tax Withholding. Employer shall have the right to deduct or withhold from the compensation due to Employee hereunder any and all sums required for any and all federal, social security, state and local taxes now applicable or that may be enacted and become applicable in the future.

     6.   Employee Benefits.

           a. Vacation Time. Employee shall be entitled to vacation time as set forth in the Bank's policies each calendar year during the Employment Term without loss of compensation. One increment of such annual vacation time shall be taken by Employee for a period of not less than two (2) consecutive weeks. In the event that Employee does not for any reason take the total amount of vacation time authorized herein during any year, the amount of time not taken in said year shall accumulate, and be available as additional vacation time in subsequent years; however, Employee shall not be permitted at any time to accumulate vacation time in excess of the amount of vacation time authorized for Employee during a two-year period.

          b. Use of Automobile. Employer shall provide Employee with the use of an "executive class" automobile throughout the Employment Term, or alternatively, at the discretion of Employer, an automobile allowance of Six Hundred ($600) Dollars per month. In addition, whether Employer provides Employee with an automobile or with an automobile allowance, Employer shall pay or reimburse for all operating expense of the automobile used by Employee, including a reasonable gasoline allowance and shall further provide and maintain liability insurance on such automobile, with coverage in amounts to be determined by the Employer's Board of Directors, but in any event not less than the minimum liability coverage required by California law. Employee shall be required to maintain adequate records of all business mileage incurred an all automobile operating expenses, such records to be maintained in compliance with IRS record-keeping guidelines then in effect.

           c. Seminars. Employer shall reimburse Employee for all costs and expenses, including without limitation registration fees, transportation costs, meals and lodging, incurred by Employee in connection with Employee's attendance at all professional seminars relating to the financial services industry for which Employee's attendance would be of benefit to Employer.

           d. Club. Employer shall pay all ongoing dues related to employee's membership in one "country-club" type club selected by Employee and subject to the express approval of the Employer's Board of Directors, shall pay all membership and/or initiation fees connected with said membership.

           e. Disability Insurance. Employer shall pay all costs and expenses, including without limitation premiums, to provide disability insurance coverage for Employee, which coverage shall be in an appropriate and customary amount based upon Employee's position and salary hereunder and subject to approval of medical records by the insurer.

          f. Additional Benefits. Employee shall be entitled to receive the greater of: (1) all employment benefits made available to other officers of the Bank and its affiliates and commensurate with Employee's position and title with the Bank, and (2) all employment benefits currently received by Employee as of the date of this Agreement. Such benefits shall include, but are not limited to, such health insurance, life insurance, sick leave, pension, and retirement plans as are adopted from time to time by the Bank. In the event that any benefit plan or plans adopted by the Bank or all of its employees conflicts with or overlaps any specific benefit set forth in this paragraph 6, Employee shall be entitled to whichever benefit is the greater of the two...

      7. Life Insurance. In addition to any life insurance policies paid for by Employer pursuant to Section 6.c, in which Employee is named as its insured and in discretion, may purchase such life insurance policies as it deems necessary or appropriate, naming Employee as the insured and Employer as beneficiary. Employee hereby agrees to submit, at employer's cost, to any reasonable medical examination required for the purchase of such insurance.

       8. Expenses. Employee shall be reimbursed for all reasonable expenses incurred by his pursuant to he performance of his duties and responsibilities hereunder. Employee shall keep complete and accurate records, including but not limited to proof of payment of all such expenses, so that he may fully account to the Employer if so requested.

      9. Extension of Term Upon Changing Control. In the event that there is a change in control of the Bank and/or Financial, as that term is defined in 12 U.S.C. Section 1817 (Change in Bank Control Act of 1978), whether by merger, acquisition, "friendly" or hostile" "takeover" or otherwise, this Agreement shall be deemed extended for three years from the date of said change in control. During said period of extension, Employee shall be paid his compensation then applicable hereunder, and shall continue his participation in the Bank's Bonus Sharing Program and Deferred Savings Plan in accordance with Section 4.b hereof, and in no case shall Employer have any right to terminate the employment of Employee hereunder, except "for cause," as said term is defined in Section 10.a hereof. Further, in said event, Employee shall receive during the Extended Employment term a minimum of a ten percent (10%) increase in salary per annum each January 1 subsequent to the date of said change in control.

     10.  Termination of Agreement.

           a. Termination for Cause. Employer may terminate this Agreement without notice for "cause." For the purposes of this Agreement, "Cause" shall be defined as willful misconduct or willful dishonesty of Employee in his capacity as Senior Vice President and Chief Financial Officer of Bank and/or Financial, or willful material breach or habitual neglect of the duties which Employee is required to perform under the terms of this agreement.

          b. Effect of Termination. In the event of termination of Employee for cause as set froth in Section 10.a, and assuming that Employer is not in material default hereunder, all future bonuses or other salaries payable to or claimed by Employee are waived, and any additional salary or bonus shall be paid only in the sole and absolute discretion of Employer. In the event
Employee voluntarily terminates his employment hereunder, Employee shall be entitled to a pro rata share of bonus compensation based upon the formula contained in Section 10.c hereof. Nothing in this Section 10 shall affect the rights of the parties under Section 12 hereof.

           c. Disability and Death. If, during the Employment Term Employee should die or suffer any physical or mental illness that renders him incapable of fulfilling his obligations under this Agreement, and such incapacity exists or may reasonably be expected to exist for more than one hundred and fifty (150) consecutive days, Employer may, upon forty-five (45) days written notice to Employee, terminate this Agreement. The determination of Employer that Employee is incapable of fulfilling his obligations under this Agreement, so long as such determination is made in good faith and is supported by a reasonable medical opinion, shall be final and binding. In the event of termination under this Section 10.c, Employee, or his estate, shall be entitled (I) to an amount equal to twelve (12) months' salary payable forthwith, and (ii) to a pro rata share of bonus compensation based upon the ratio of the number of days of the portion of the bonus term then in effect prior to Employee's death or disability, as the case may be, to the number of days of the full bonus term, payable at the time when said bonus is payable to all employees, and (iii) to any other accrued compensation, plus such additional benefits, if any, as may be approved by Employer's Board of Directors. Employee, or his estate, shall, upon termination under the terms of this Section 10.c, be further entitled to additional pro rata compensation based upon the ratio of the number of accrued vacation days, if any, not taken by Employee during the year, as defined for the purposes of vacation, in which Employee was so terminated, to 365 days.

           d. Communication of Termination. Any termination by Employer of Employee shall be communicated by written notice of termination which shall indicate the specific termination provision of this Agreement relied upon by Employer, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

      11. Location. Employee shall not be required to move from or perform his duties hereunder in any geographical area other than the San Diego County area.

          12.  Non-Competition.

                a. While Employed. During the Employment Term, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in or acquire, hold, or retain any interest in any business of the Bank in any location, unless such participation or interest is fully disclosed to the Bank and Financial Corp. approval by a majority of the Board of Directors of each. The foregoing notwithstanding, Employee may acquire, hold or retain equity ownership of any publicly-held company, provided that such equity ownership does not exceed five percent (5%) of the issued and outstanding shares of voting stock of such company.

           b. Upon Early Termination or Termination for Cause. If Employee is terminated for cause (as defined in Section 10.a hereof) or voluntarily resigns from employment hereunder prior to the termination of the Initial Employment Term without the consent of Employer, Employee shall not acquire, hold or retain any interest (direct or indirect) in any business in the County of San Diego, in the State of California, and in such other locations where the Bank is then engaged in business from time to time during the remainder of the Initial Employment Term that is in competition with the business of the Bank until the date on which the employees' employment was to naturally terminate according to the terms hereof; provided, however, that in the event that prior to any such voluntary resignation as aforesaid, Employer has offered in writing to extend the term of this Agreement for an additional year on the same terms and conditions as set forth in this Agreement with compensation increased in accordance with Section 4.a hereof, then Employee's obligation under this Section 12.b shall be extended for an additional one
(1) year beyond the Initial Employment Term.

           c. If any portion of this Section 12 is held to be illegal, unenforceable, void, or voidable, the remainder shall remain in full force and effect, and this Section 12 shall be deemed altered and amended to the minimum extent necessary to bring it within the legal requirements.

      13. Unique Services. Employee hereby represents and agrees that the services to be performed under the terms of this Agreement are of a special, unique, unusual, extraordinary and intellectual character that gives them a peculiar value, the loss of which cannot be reasonable or adequately compensated in damages in any action at law. Employee, therefore, expressly agrees that Employer, in addition to any rights or remedies that Employer might possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Employee.

          14.  Confidential Information.

           a.   For  purposes  of  this Agreement,  "Confidential
Information:  shall mean information or material  proprietary  to
Employer  or  Bank or designated as Confidential  Information  by
Employer or Bank and not generally known by non-Bank personnel which Employee develops or of which Employee may obtain knowledge or access through or as a result of Employee's employment with the Employer or Bank (including information conceived, originated, discovered, or developed, in whole or in part, by Employee). The Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): Drawings, specifications, models, data, documentation, diagrams, flow charts, research, development, procedures, marketing techniques and materials, marketing and development plans, customer lists, and names and other information related to customers, pricing and loan policies, financial information and projections customer loans and employee files. Confidential Information also includes any information described above which Employer obtains from another party, and which Employer treats as proprietary or designates as Confidential Information, whether or not owned or developed by Employer, For purposes of this Section a., Employer and/or Bank shall mean the Bank, Financial or any of their affiliates. INFORMATION PUBLICLY KNOWN THAT IS GENERALLY EMPLOYED BY FINANCIAL INSTITUTIONS AT OR AFTER THE TIME EMPLOYEE FIRST HEARS OF SUCH INFORMATION OR GENERIC INFORMATION, OR GENERAL KNOWLEDGE WHICH EMPLOYEE WOULD HAVE LEARNED IN THE COURSE OF SIMILAR EMPLOYMENT OR WORK ELSEWHERE SHALL NOT BE DEEMED PART OF THE CONFIDENTIAL INFORMATION.

           b. All notes, data, reference materials, sketches, drawings, memoranda, documentation, and records in any way incorporating or reflecting any of the Confidential Information and all proprietary rights therein, including copy rights, shall belong exclusively to Employer, and Employee agrees to turn over all copies of such materials in Employee's possession or control to Employer upon request or upon termination of Employee's employment with Employer.

           c. Employee agrees during his employment by Employer and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose, or transfer any of the Confidential Information to any person or entity, or utilize any of the Confidential Information for any purpose, except in the due performance of Employee's services for Employer.

           d. Because of the unique nature of the Confidential Information, Employee understands and agrees that Employer will suffer irreparable harm in the event that Employee fails to comply with any of his obligations under this Section 14, and that monetary damages will be inadequate to compensate Employer for such breach. Accordingly, Employee agrees that Employer will, in addition to any other remedies available to them at law or in equity, be entitled to injunctive relief to enforce the terms of this Section 14.

           15. Notices. Any notices to be given hereunder by either party to the other shall be in writing and may be transmitted by personal delivery or by certified mail, return receipt requested. Mailed notices shall be addressed the parties as follows:

               If notice is to Financial, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank


               If notice is to Bank, to:

                       Board of Directors
                      SDNB Financial Corp.
                       1420 Kettner Blvd.
                     San Diego National Bank



               If notice is to Employee, to:

                  Name:          Howard Brotman
                   Address:  2455 Amity Street
               City/State:    San Diego, CA 92109

Either party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of forty-eight
(48) hours after the date of mailing.

          16. Entire Agreement. This Agreement, in combination with any collateral documents referred to herein, supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Employee by the Employer and contains all of the covenants and agreements between the parties with respect to said employment.

          17. Modifications. Any modification of this Agreement shall be effective only if it is in writing and signed by the parties hereto.

          18.  Effect of Waiver.   The failure of either party to
insist on strict compliance with any of the terms, covenants or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

          19. Partial Invalidity. If any provision of this Agreement is held be a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way, unless such partial invalidity materially affects the intent of the parties as indicated herein.

          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California applicable to contracts between residents of California which are wholly executed and performed in California.

          21. Assignability. The rights and duties of either party hereunder shall not be assignable by either party, except that this Agreement and all rights and obligations hereunder may be assigned by Employer to, and be assumed by, any corporation or other business entity which succeeds to all or substantially all of the assets and business of Employer through merger, consolidation acquisition of assets, or other corporate reorganization. Subject to the provisions of the immediately preceding sentence, this agreement shall be binding upon and inure to the benefit of the heirs, executors and/or administrators of Employee and to the successors and assigns of Employer.

          22.  Arbitration.   Any controversy or claim arising
out of or relating to this agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (as such rules shall be in effect on the date a demand for arbitrating is communicated from one party to the other party hereto) in San Diego, California, and judgment upon the award rendered by thereof. Employer shall bay the fees of all arbitrators, witnesses and such other expenses as may be generated by the arbitration's, including without limitation, attorneys' fees of the Parties, unless in the event the arbitration was instituted by Employee, the majority of the Arbitrators conclude that said arbitration was not initiated in good faith by Employee; under said circumstance, the arbitrators shall be authorized to allocate costs and attorneys' fees as they shell deem appropriate with due consideration to both the relative financial abilities of the parties and the merits of the positions of the parties with respect to the dispute underlying the arbitration.

          23. Headings. The headings used in this Agreement are for convenience of reference only and are not part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

          24. Further Acts and Documents. The parties hereto agree to perform all further acts and execute all further documents reasonably necessary to implement to purposes of this Agreement.



                              Employer:

                              SDNB Financial Corp.
                              a California Corporation







/s/Howard Brotman          By:/s/Murray L. Galinson
Howard Brotman                Murray L. Galinson
Sr. Vice President/           President/CEO
Chief Financial Officer

Date: March 27, 1996    Date: March 27, 1996